UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2006

PlanetOut Inc.
(Exact name of registrant as specified in charter)

Delaware	000-50879	94-3391368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1355 Sansome Street, San Francisco CA	94111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 834-6500
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.
On May 3, 2006, PlanetOut Inc. announced its financial results for the quarter ended March 31, 2006. A copy of PlanetOut’s press release announcing these financial results and certain other information is furnished as Exhibit 99.1 to this report.
The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement our consolidated financial statements presented in accordance with GAAP, we have provided the non-GAAP financial measures of Adjusted EBITDA, Adjusted net income (loss) and Adjusted EPS — basic and diluted, which are reconciled to net income (loss) and net income (loss) per share — basic and diluted, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal management purposes, when publicly providing our business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) or net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, equity in net income (loss) of unconsolidated affiliate and other income (expense), net. We consider Adjusted EBITDA to be an important indicator of our operating strength and believe that it is useful to management and investors in evaluating our operating performance. We deduct other income (expense), net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because we regard interest income (expense) as a non-operating item. This measure also eliminates the effects of depreciation and amortization, equity in net income (loss) of unconsolidated affiliate and stock-based compensation expense from period to period, as these items are not directly attributable to the performance of our business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to our workforce. We compensate for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted net income (loss) is defined as net income (loss) excluding stock-based compensation expense. We consider adjusted net income (loss) to be a profitability measure which facilitates the forecasting of our operating results for future periods and allows for the comparison of our results to historical periods and to other companies in our industry. A limitation of adjusted net income (loss) is that it does not include all items that impact our net income (loss) and net income (loss) per share for the period. Adjusted EPS — basic and diluted are defined as adjusted net income (loss) calculated on a basic and diluted per share basis, respectively.
To supplement our consolidated financial statements presented in accordance with GAAP, we have also provided pro forma financial information for our historical business as well as those properties we acquired in our November 2005 acquisition of substantially all of the assets of LPI Media Inc. and its related entities (“LPI”) and in our March 2006 acquisition of substantially all of the assets of RSVP Productions, Inc. (“RSVP”). We have done this to enhance investors’ overall understanding of our current financial performance relative to our historical performance, particularly given the mid-March closing date of the RSVP transaction. Pro Forma Historical Revenue is defined as total revenues of our historical business and of our recently acquired subsidiaries RSVP and LPI as if the acquisitions had occurred as of January 1, 2005. We believe Pro Forma Historical Revenue helps us evaluate the effectiveness of our ability to increase revenues through combining these businesses. A limitation of this measure is that it does not include all items that may impact the actual revenues of the combined businesses.
These measures should be considered in addition to results prepared in accordance with GAAP, but is not a substitute for, or superior to, GAAP results. Consistent with our practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure. The attached press release also contains forward-looking statements relating to PlanetOut’s performance during the second quarter and full year of 2006. A more thorough discussion of certain factors which may affect PlanetOut’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PlanetOut’s Annual Report on Form 10-K for the year ended December 31, 2005.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
The following exhibit is furnished with this report:
     99.1. Press release dated May 3, 2006 containing financial results for PlanetOut Inc. for the quarter ended March 31, 2006 and forward-looking statements relating to PlanetOut’s performance during the second quarter and full year of 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.

Date: May 3, 2006	By:	/s/ Daniel J. Miller

Daniel J. Miller
Senior Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit
No.	Description of Exhibits.
99.1	Press release dated May 3, 2006 containing financial results for PlanetOut Inc. for the quarter ended March 31, 2006 and forward-looking statements relating to PlanetOut’s performance during the second quarter and full year of 2006.